Supplement to Prospectus
                           Dated November 1, 2003 for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is March 1, 2004

The Value Equity Portfolio. The Specialist Managers for The Value Equity Portfolio are SSgA Funds Management, Inc. ("SSgA"), and Institutional Capital Corporation ("ICAP"). Effective February 27, 2004, 80% of the assets of the Value Equity Portfolio are allocated to ICAP; the remaining 20% are allocated to SSgA. The table is designed to assist investors in understanding the various costs and expenses of an investment in shares of the Value Portfolio given the reallocation of assets noted above, had such allocation been in effect.

The table and the example that follows it reflect the Portfolio's management fees and expenses as a percentage of average net assets for the period ended June 30, 2003, as well as expenses that would be incurred if the allocation between SSgA and ICAP had been in effect during the Portfolio's fiscal year ended June 30, 2003. The net assets of The Value Portfolio as of June 30, 2003 were $416,220,000.

Shareholder Expenses

The following table and accompanying example      Example:  This  Example is  intended to help
describe the fees and expenses  that you may      you  compare  the cost of  investing  in the
pay  if  you  buy  and  hold  shares  of the      Portfolio  with  the  cost of  investing  in
Portfolio.                                        other mutual funds. The Example assumes that
                                                  you invest  $10,000 in the Portfolio for the
Shareholder Fees                                  time periods  indicated  and then redeem all
                                                  of your shares at the end of those  periods.
(Fees paid  directly  from your  investment,      The Example also assumes the reinvestment of
expressed as a percentage of offering price)      all dividends and distributions in shares of
                                                  the Portfolio, that your investment has a 5%
Maximum Sales Charges.................  None      return  each  year and that the  Portfolio's
Maximum Redemption Fee................  None      operating expenses remain the same. Although
                                                  your  actual  cost may be  higher  or lower,
Annual Operating Expenses                         based on these assumptions, your costs would
                                                  be:
(Expenses   that  are   deducted   from  the
Portfolio's    assets,    expressed   as   a
percentage of average net assets)                         1   Year  .............  $ 49
                                                          3   Years..............  $154
Management Fees......................  0.34%
Other Expenses.......................  0.15%
Total Portfolio Operating Expenses...  0.49%

* Figures reflect the 0.04% fee payable by the Value Portfolio to SSgA and the 0.35% advisory fee payable to ICAP.


The Fixed Income II Portfolio. BlackRock Advisors, Inc. ("BlackRock"), the Specialist Manager for the Fixed Income II Portfolio, has agreed reduce to 0.175% the fee to which it is entitled with respect to those assets of The Fixed Income II Portfolio that exceed $200 million; it is anticipated that an amendment to the Portfolio Management Agreement between BlackRock and the Trust implementing this reduction will be approved by the Trust's Board of Trustees at its next quarterly meeting. Pending such approval, BlackRock has agreed to waive an amount equal to 0.025% of all assets in the Account in excess of $200 million.